UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

TRUE DRINKS HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-32420	84-1575085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Executive Circle, Suite 280, Irvine, California 92614
(Address of principal executive offices)

(949) 203-3500
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

See Item 8.01.

Item 1.02     Termination of a Material Definitive Agreement.

See Item 8.01.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Settlement described under Item 8.01 of this Current Report on Form 8-K, and in order to make the Cash Payment described below, True Drinks Holdings, Inc. (the “Company”) issued to Red Beard Holdings, LLC (“Red Beard”) a senior secured convertible promissory note (the “Red Beard Note”) in the principal amount of $2.25 million, which Red Beard Note accrues interest at a rate of 5% per annum. Pursuant to the terms of the Red Beard Note, Red Beard shall have the right, at its sole option, to convert the outstanding balance due into that number of fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), equal to the outstanding balance divided by 0.005 (the “Conversion Option”); provided, however, that the Company shall have the right, at its sole option, to pay all or a portion of the accrued and unpaid interest due and payable to Red Beard upon its exercise of the Conversion Option in cash. Such Conversion Option shall not be exercisable unless and until such time as the Company has amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300.0 million to at least 2.0 billion (the “Amendment”).

All outstanding principal and interest due under the terms of the Red Beard Note shall be due and payable to Red Beard (“Red Beard Affiliate”) in full on or before December 31, 2019 (the “Due Date”). All amounts due under the Red Beard Note shall be secured by a continuing security interest in substantially all of the Company’s assets, as set forth in the Security Agreement entered into by and between the Company and Red Beard.

Item 3.02     Unregistered Sales of Equity Securities.

See Item 8.01.

Item 8.01     Other Events

On October 9, 2015, True Drinks, Inc. (“True Drinks”), a wholly owned subsidiary of the Company, entered into a bottling agreement (the “Bottling Agreement”) with its contract bottling manufacturer (“Bottler”). Concurrently, an affiliate of Red Beard executed a personal guaranty of True Drinks’ obligations under the Bottling Agreement in an amount not to exceed $10.0 million (the “Affiliate Guaranty”).

On October 19, 2017, True Drinks received a notice of breach under the Bottling Agreement for, among other things, failure to pay certain amounts due thereunder, which failure resulted in an event of default.

On April 5, 2018 (the “Effective Date”), True Drinks agreed to terminate the Bottling Agreement and the Affiliate Guarantee (together, the “2015 Agreements”) (the “Settlement”). As of the Effective Date, the damage amount claimed by Bottler under the Bottling Agreement was $18,480,619.50, which amount consisted of amounts due to the Bottler for product as well as amounts due for True Drink’s failure to meet certain minimum requirements under the Bottling Agreement (the “Outstanding Amount”). Under the terms of the Settlement, in exchange for the termination of the 2015 Agreements, the Bottler agreed to accept, among other things: (i) a promissory note in the principal amount of $4,644,906.00 (the “Principal Amount”), with a 5% per annum interest rate, to be compounded, annually (“Note One”), (ii) a promissory note with a principal amount equal to the Outstanding Amount (“Note Two”), and (iii) a cash payment of $2,185,157.80 (the “Cash Payment”).

The Principal Amount and all interest payments due under Note One shall be due and payable to the Bottler in full on or before the Due Date (the “Note Payment”). True Drinks, the Company and the Red Beard Affiliate are all jointly and severally responsible for all amounts due under Note One; provided, however, that in the event of a Change in Control Transaction, as defined in Note One, the Red Beard Affiliate will be the sole obligor for any amounts due under Note One.

Note Two shall have no force or effect except under certain conditions and shall be reduced by any payments made to the Bottler under the terms of the Settlement. True Drinks and the Company shall be jointly and severally responsible for all amounts due, if any, under Note Two, which shall automatically expire and terminate on the Due Date.

In consideration for the guarantee of the Company’s obligations in connection with the Settlement, including as a joint and several obligor under the terms of Note One, the Company is obligated to issue Red Beard 348,367,950 shares of Company Common Stock (the “Shares”), which Shares shall be issued at such time as the Amendment is filed with the Nevada Secretary of State, but in no event later than September 30, 2018. As a condition to the Company’s obligation to issue the Shares, Red Beard shall, and shall cause its affiliates to, execute a written consent of shareholders to approve the Amendment, and to take such other action as reasonably requested by the Company to effect the Amendment.

Note One, Note Two, and the Red Beard Note were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder.

Item 9.01     Financial Statements and Exhibits.

See Exhibit Index.

Disclaimer.

The foregoing descriptions of Note One, Note Two, Red Beard Note and Security Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of each agreement, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, each of which are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE DRINKS HOLDINGS, INC.

Date: April 11, 2018	By:	/s/ James J. Greco
James J. Greco
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Secured Promissory Note, in the principal amount of $4,644,906.00, dated April 5, 2018.
10.2	Secured Promissory Note, in the principal amount of $18,480,619.50, dated April 5, 2018.
10.3	Senior Secured Promissory Note, in the principal amount of $2,250,00, dated April 5, 2018.
10.4	Security Agreement